1
Exhibit 31.2
CERTIFICATION

OF PRINCIPAL

FINANCIAL OFFICER

PURSUANT TO RULES 13A-14(A) AND 15D-14(A)

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Naeem E. Kola, certify that:

1.

I have reviewed this

quarterly report on Form

10-Q of Net 1 UEPS Technologies,

Inc. (“Net1”) for the

quarter ended March 31,
2022;

2.

Based

on

my

knowledge,

this

report

does

not

contain

any

untrue

statement

of

a

material

fact

or

omit

to

state

a

material

fact
necessary to

make the

statements made,

in light

of the

circumstances under

which such

statements were

made, not

misleading with
respect to the period covered by this report;

3.

Based on

my knowledge,

the financial

statements, and

other

financial

information

included

in this

report,

fairly

present in

all
material

respects

the

financial

condition,

results

of operations

and

cash flows

of Net1

as of,

and for,

the period

s

presented

in

this
report;

4.

I am

responsible

for

establishing and

maintaining

disclosure controls

and

procedures (as

defined

in Exchange

Act Rules

13a-
15(e)

and 15d-15(e))

and

internal control

over financial

reporting (as

defined

in Exchange

Act Rules

13a-15(f)

and 15d-15(f))

for
Net1 and have:

(a) Designed

such disclosure

controls and

procedures, or

caused such

disclosure controls

and procedures

to be

designed
under our supervision,

to ensure that material

information relating to Net1,

including its consolidated subsidiaries,

is made known to
us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed

such internal

control over

financial reporting,

or caused

such internal

control over financial

reporting to

be
designed under our supervision, to provide reasonable

assurance regarding the reliability of financial reporting and the preparation of
financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated

the effectiveness

of Net1’s

disclosure controls

and procedures

and presented

in this report

our conclusions
about the

effectiveness

of the

disclosure controls

and procedures,

as of

the end

of the

period covered

by this

report based

on such
evaluation; and

(d)

Disclosed

in

this

report

any

change

in

Net1’s

internal

control

over

financial

reporting

that

occurred

during

Net1’s
most

recent

fiscal

quarter

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

Net1’s

internal

control

over
financial reporting; and

5.

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal

control

over

financial

reporting,

to

Net1’s

auditors

and

the
Audit Committee of Net1’s Board

of Directors (or persons performing the equivalent functions):

(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting

which

are

reasonably

likely

to

adversely

affect

Net1’s

ability

to

record,

process,

summarize

and

report

financial
information; and

(b)

Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a

significant

role

in
Net1’s internal control over financial

reporting.

Date: May 10, 2022

/s/ Naeem E. Kola

Naeem E. Kola

Chief Financial Officer